UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2005

LEAR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-11311	13-3386776

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release issued January 13, 2005
Visual Slides

Section 7 — Regulation FD.

Item 7.01 — Regulation FD Disclosure.

     On January 13, 2005, Lear Corporation issued a press release providing its 2005 financial guidance and sales backlog and disclosing its quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     On January 13, 2005, certain officers of Lear Corporation will make a presentation at the Auto Analysts of New York 2005 Detroit Auto Conference. The visual slides from the presentation are attached hereto as Exhibit 99.2 and incorporated by reference herein.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits.

Item 9.01 — Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release issued January 13, 2005, furnished herewith.

99.2	Visual slides from the presentation to be made by certain officers of Lear Corporation at the Auto Analysts of New York 2005 Detroit Auto Conference on January 13, 2005, furnished herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation
Date: January 13, 2005	By:	/s/ David C. Wajsgras
		Name:	David C. Wajsgras
		Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued January 13, 2005, furnished herewith.

99.2	Visual slides from the presentation to be made by certain officers of Lear Corporation at the Auto Analysts of New York 2005 Detroit Auto Conference on January 15, 2005, furnished herewith.

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